Exhibit 21

DECEMBER 31, 2002

SUNOCO, INC.

d/b/a Herr Gas & Oil Co. (PA)

d/b/a Kelly Oil Company (PA)

d/b/a Mahaffey Oil Company (PA)

d/b/a Montour Oil Service Company (PA)

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Mascot, Inc. (MA)	MA

Mascot Petroleum Company, Inc.	DE
d/b/a APlus (FL)
d/b/a Sunoco (FL)
d/b/a Optima Fuel Center (MA/ME/NH/NJ/NY/PA/RI/WV)
d/b/a Optima Quick Mart (MA/ME/NH/NJ/NY/PA/RI/WV)

Radnor Corporation	PA
d/b/a Almont Developers (PA)
d/b/a Ray Jones Co. (PA)
Radnor/California Service Corporation	DE
Radnor/Credit Corporation	DE
Radnor/Dutton Mill Corporation	PA
Radnor/Edgewater, Inc.	DE
Radnor/Fulton Industrial Corporation	DE
Radnor/Grand Oaks Corporation	DE
Radnor/Green Meadows Corporation	DE
Radnor/Investment Corporation	DE
Radnor/Island Corporation	DE
Radnor/Lakeside Corporation	DE
Radnor/Loudoun Corporation	DE
Radnor/Main St. Corporation	DE
Radnor/Murrieta Corporation	DE
Radnor/North Corporation	DE
Radnor/Parke East Corporation	DE
Radnor/Plantation Corporation	DE
Radnor/Plymouth Corporation	PA
Radnor/Sarasota Corporation	DE
Laurel Oak Realty Corporation	DE
Radnor/Spring Ridge Corporation	DE
Radnor/Frederick Corporation	DE
Radnor/Spring Valley Corporation	DE
Radnor/Sun Village Construction Corporation	DE

DECEMBER 31, 2002

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Radnor/Sun Village Corporation	DE
Radnor Suncoast Corporation	DE
Radnor/Vail Ranch Corporation	DE
Radnor/Vanguard Corporation	DE
Radnor/Victorville Corporation	DE
Radnor/Villa Trinidad Corporation	DE
Radnor/Vista Mar Corporation	DE
Radnor/Willoughby Corporation	DE
Radnor/Yorba Linda-I Corporation	DE

Sun Alternate Energy Corporation	DE

Sun Atlantic Refining and Marketing Company	DE
Sun Atlantic Refining and Marketing B.V., Inc.	DE
Sun Atlantic Refining and Marketing B.V.	Netherlands
Atlantic Petroleum Corporation	DE
Atlantic Petroleum Delaware Corporation	DE
Atlantic Petroleum (Out) LLC	DE
Atlantic Refining & Marketing Corp.	DE

Sun Canada, Inc.	DE
Helios Assurance Company Limited	Bermuda
Sun International Limited	Bermuda
Sun Mexico One, Inc.	DE
Sunoco de Mexico, S.A. de C.V.	Mexico
Sun Mexico Two, Inc.	DE

Sun Coal & Coke Company	DE
Elk River Minerals Corporation	DE
Haverhill North Coke Company	DE
Indiana Harbor Coke Company	DE
Indiana Harbor Coke Corporation	IN
Jewell Coke Company	DE
Jewell Resources Corporation	VA
Dominion Coal Corporation	VA
Jewell Coal & Coke Company, Inc.	VA
Jewell Smokeless Coal Corporation	VA
Oakwood Red Ash Coal Corporation	VA
Vansant Coal Corporation	VA
Sun Coke International, Inc.	DE

DECEMBER 31, 2002

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.

Sun Coke Company	DE

Sun Company, Inc. (Name Saver Company)	DE

Sun Company, Inc. (Name Saver Company)	PA

Sun Executive Services Company	PA

Sun Geologic and Seismic, Inc.	DE

Sun Oil Argentina Limited	Bermuda

Sun Oil Argentina Limited S.A.	Argentina

Sun Oil Company (Name Saver Company)	DE

Sun Oil Company (U.K.) Ltd.	DE

Sun Oil Export Company	DE

Sun Oil International, Inc.	DE

Sun Pipe Line Company of Delaware	DE
Mid-Continent Pipe Line (Out) LLC	TX
Mid-Valley Pipeline Company	OH
Sun Oil Line of Michigan (Out) LLC	TX
Sun Pipe Line Company	TX
Sun Pipe Line Services (Out) LLC	DE

Sun Refining and Marketing Company (Name Saver Company)	DE

Sun Services Corporation	PA

DECEMBER 31, 2002

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Sun Transport, LLC	PA
Helios Capital Corporation	DE
Beneco Leasing Two, Inc.	OH
Sunoco Leasing, Inc.	DE
Heleasco Twenty, Inc.	DE
Heleasco Twenty-Three, Inc.	DE
Jalisco Corporation	CA
Lesley Corporation	DE
Libre Insurance Company, Ltd.	Bermuda
Sun Ship, LLC	PA

Sun-Del Services, Inc.	DE

Sunoco Caribbean, Inc. (Name Saver Company)	DE

Sunoco, Inc. (R&M)	PA
d/b/a Mohawk Valley Oil (NY)
d/b/a Sonshine Fuels (NY)
d/b/a Sun Gas Company (PA)
d/b/a Sun Logistics (MA/NH/RI)
d/b/a Sun Mart (PA)
d/b/a Sun Petroleum Products Company (PA)
d/b/a Sun Transport (CT/DE/LA/ MD/MI/NJ/ NY/OH/OK/ PA/TN/TX/ VA/WV)
d/b/a Sunmark Industries (PA)
d/b/a Y’s Buy Oil Co. (DE/NJ/PA)
Aristech Chemical Corporation	DE
Aristech Chemical International Sales Limited	Barbados,WI
Aristech Investment Corporation	DE
Mid-State Oil Company	DE
Puerto Rico Sun Oil Company LLC	DE
Sun Lubricants and Specialty Products Inc.	Quebec,CN
Sun Petrochemicals, Inc.	DE
d/b/a Sun Petrochemicals Company (PA)
Sunmarks, Inc.	DE
Sunoco Power Marketing L.L.C.	PA

Sunoco Overseas, Inc.	DE
Lugrasa, S.A.	Panama

DECEMBER 31, 2002

SUNOCO, INC.

SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:	INC./REG.
Sunoco Partners LLC	PA

Sunoco Receivables Corporation, Inc.	DE

The Claymont Investment Company	DE

Triad Carriers, Inc.	PA
BBQ, Inc.	PA
Carrier Systems Motor Freight, Inc.	DE